UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): JUNE 3, 2005

                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                  (b) Michael J. Hand, Corporate Controller and Principal Accounting Officer resigned effective June 3, 2005.

                  (c) Effective June 3, 2005 Ernest R. LaPorte, Vice President - Finance, was appointed as Principal Accounting Officer. Mr. LaPorte, who was hired to serve as Vice President - Finance by Movado Group, Inc. on February 14, 2005, is 53 years old and is a CPA. Prior to joining Movado Group, he spent over five years at Barnes & Noble, Inc., a nation-wide retailer, in various senior management positions. Prior to that, Mr. Laporte worked at GE Capital Corporation, a financial services company, in financial planning and controller capacities. Mr. LaPorte's annual base salary is $215,000, and he is a participant in Movado Group Inc.'s bonus program, with a target bonus equal to 30% of his base salary.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  June 6, 2005

                                             MOVADO GROUP, INC.


                                             By: /s/ Timothy F. Michno
                                                 -------------------------------
                                             Name:  Timothy F. Michno
                                             Title: General Counsel